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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 20, 2002

                        Commission File Number 000-23087

                    Startec Global Communications Corporation
             (Exact name of Registrant as specified in its charter)

        Delaware                                          52-2099559
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

     1151 Seven Locks Road
         Potomac, MD                                       20854
(Address of Principal Executive Offices)                 (Zip Code)

                                 (301) 610-4300
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On April 20, 2002, Startec Global Communications Corporation, Startec Global
Operating Company and Startec Global Licensing Company, debtors-in-possession, in Chapter 11 Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK, respectively, filed monthly operating reports for the month ended March 31, 2002 with the
United States Bankruptcy Court for the District of Maryland Office of the United
States Trustee, copies of which are filed herewith as exhibits 99.1, 99.2 and
99.3, respectively. The Company is filing this Current Report on Form 8-K, together with the aforementioned exhibits with the Securities and Exchange
Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Monthly Operating Report of Startec Global Communications
Corporation for the month ending March 31, 2002.

Exhibit 99.2 - Monthly Operating Report of Startec Global Operating Company for
the month ending March 31, 2002.

Exhibit 99.3 - Monthly Operating Report of Startec Global Licensing Company for
the month ending March 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                       For
                                       Startec Global Communications Corporation
                                       and as its Chief Financial Officer:

                                       By: /s/ Prabhav V. Maniyar

Date:  June 27, 2002